SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                  ____________



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: SEPTEMBER 18, 2000
                        (Date of earliest event reported)


                              INCYTE GENOMICS, INC.
                     (FORMERLY INCYTE PHARMACEUTICALS, INC.)
             (Exact name of registrant as specified in its charter)


                 DELAWARE                0-27488         94-3136539
       (State  or other jurisdiction  (Commission      (IRS  Employer
             of  incorporation)        File Number)  Identification  No.)


                3160 PORTER DRIVE, PALO ALTO, CALIFORNIA    94304
            (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code:  (650) 855-0555

Item  5.          Other  Events.
                  -------------

     Set forth below is a description of legal proceedings relating to Incyte Genomics, Inc. ("Incyte" and, together with its subsidiaries, the "Company") and its wholly owned subsidiary Synteni, Inc. ("Synteni") that updates and revises the description set forth under Item 1 of Part II of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

          In January 1998, Affymetrix, Inc. ("Affymetrix") filed a lawsuit in the United States District Court for the District of Delaware, subsequently transferred to the United States District Court for the Northern District of California in November 1998, alleging infringement of U.S. patent number 5,445,934 (the "'934 Patent") by both Synteni and Incyte. The complaint alleges that the '934 Patent has been infringed by the making, using, selling, importing, distributing or offering to sell in the U.S. high density arrays by Synteni and Incyte and that this infringement was willful. Affymetrix seeks a permanent injunction enjoining Synteni and Incyte from further infringement of the '934 Patent and, in addition, seeks damages, costs and attorney's fees and interest. Affymetrix further requests that any such damages be trebled based on its allegation of willful infringement by Incyte and Synteni.

          In September 1998, Affymetrix filed an additional lawsuit in the United States District Court for the District of Delaware, subsequently transferred to the United States District Court for the Northern District of California in November 1998, alleging infringement of the U.S. patent number 5,800,992 (the "'992 Patent") and U.S. patent number 5,744,305 (the "'305
Patent") by both Synteni and Incyte. The complaint alleges that the '305 Patent has been infringed by the making, using, selling, importing, distributing or offering to sell in the United States high density arrays by Synteni and Incyte, that the '992 Patent has been infringed by the use of Synteni's and Incyte's GEM microarray technology to conduct gene expression monitoring using two-color labeling, and that such infringement was willful. Affymetrix seeks a permanent injunction enjoining Synteni and Incyte from further infringement of the '305 and '992 Patents and, in addition, Affymetrix had sought a preliminary injunction enjoining Incyte and Synteni from using Synteni's and Incyte's GEM microarray technology to conduct gene expression monitoring using two-color labeling as described in the '992 Patent. Affymetrix's request for a preliminary injunction was denied in May 1999. The court has scheduled a pretrial hearing in November 2000 to determine how to construe the patent claims that will be litigated in trial, but has not scheduled any other pretrial hearings or set a trial date.

          In April 1999, the Board of Patent Appeals and Interferences of United States Patent and Trademark Office ("PTO") declared interferences between pending patent applications licensed exclusively to Incyte and the Affymetrix '305 and '992 Patents. An interference proceeding is invoked by the PTO when more than one patent applicant claims the same invention. The Board of Patent Appeals and Interferences evaluates all relevant facts, including those bearing on first to invent, validity, enablement and scope of claims, and then makes a determination as to who, if anyone, is entitled to the patent on the disputed invention. In September 1999, the Board of Patent Appeals and Interferences determined that Incyte had not met its prima facie case, and ruled that the patents licensed by Incyte and Synteni from Stanford University were not entitled to priority over corresponding claims in the two Affymetrix patents. Incyte is seeking de novo review of the Board decisions in the United States District Court for the Northern District of California.

     In August 2000, Incyte filed a lawsuit against Affymetrix in the United States District Court for the Northern District of California alleging infringement of U.S. patent numbers 5,716,785 and 5,891,636. The patents relate to technologies used in the amplification of RNA and the generation of gene expression information. Affymetrix has filed counterclaims in this lawsuit that allege, among other things, that Incyte and Synteni infringe U.S. patent number 6,040,193 (the "'193 Patent") and U.S. patent number 5,871,928 (the "'928
Patent"). These counterclaims allege that Incyte and Synteni infringe these patents by making, using, offering to sell and/or selling within the United States the inventions claimed in the patents, including, in the case of the '193 Patent, methods for forming microarrays and, in the case of the '928 Patent, methods for analyzing nucleic acids. The counterclaims also allege that Incyte and Synteni engaged in acts of unfair competition under California statutory and common law. Affymetrix seeks a permanent injunction enjoining Incyte and Synteni from further infringement of the '193 Patent and '928 Patent and, in addition, seeks damages, costs and attorney's fees and interest. Affymetrix further requests that any such damages arising from the infringement claims be trebled based on its allegation of willful infringement by Incyte and Synteni.

     In December 1999 and August 2000, Incyte filed lawsuits against Gene Logic, Inc. in the United States District Court for the Northern District of California alleging patent infringement. Gene Logic has filed counterclaims alleging, among other things, that Incyte committed acts of unfair competition under California statutory and common law. Gene Logic seeks, among other things, damages, costs and attorney's fees.

          Incyte and Synteni believe they have meritorious defenses and intend to defend the suits and counterclaims brought by Affymetrix and Gene Logic vigorously. However, there can be no assurance that Incyte and Synteni will be successful in the defense of these suits and counterclaims. At this time, the Company cannot reasonably estimate the possible range of any loss resulting from these suits and counterclaims due to uncertainty regarding the ultimate outcome. Regardless of the outcome, this litigation has resulted and is expected to continue to result in substantial expenses and diversion of the efforts of management and technical personnel. Further, there can be no assurance that any license that may be required as a result of this litigation or the outcome thereof would be made available on commercially acceptable terms, if at all.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  October  4,  2000


INCYTE  GENOMICS,  INC.



                                     By     /s/  John  M.  Vuko
                                            -------------------
                                     Name:  John  M.  Vuko

                                     Title: Executive  Vice  President  and
                                            Chief  Financial  Officer